                                                                    EXHIBIT 99.1


                     NABORS INDUSTRIES LTD. AND SUBSIDIARIES

                                SEGMENT REPORTING
                                 2002 AND 2001

                                 (IN THOUSANDS)

The following table sets forth certain information with respect to our reportable segments, rig and well-servicing activity:

                                                                                      2002
                                                     ------------------------------------------------------------------------
                                                        1Q              2Q              3Q              4Q         FULL YEAR
                                                     ------------------------------------------------------------------------
Operating revenues and Earnings from
  unconsolidated affiliates:
    Contract drilling(1)(2):
      U.S. Land drilling(3)                          $ 149,153       $ 127,969       $ 118,657       $ 102,642    $   498,421
      Canada                                            28,017          20,935          41,387          51,158        141,497
      U.S. Land well-servicing                          73,703          76,250          74,168          70,307        294,428
      U.S. Offshore                                     27,472          23,958          24,446          29,841        105,717
      International                                     80,088          77,062          77,430          85,580        320,160
                                                     ------------------------------------------------------------------------
        Subtotal contract drilling                     358,433         326,174         336,088         339,528      1,360,223

Manufacturing and logistics(4)(5)                       40,042          41,554          33,692          59,487        174,775
Other(6)                                               (11,638)        (11,210)        (14,702)        (16,230)       (53,780)
                                                     ------------------------------------------------------------------------
   Total                                             $ 386,837       $ 356,518       $ 355,078       $ 382,785    $ 1,481,218
                                                     ========================================================================

Cash flow derived from operating activities(7):
    Contract drilling(1):
      U.S. Land drilling(3)                          $  41,692       $  33,978       $  32,730       $  24,406    $   132,806
      Canada                                            12,634           2,509           9,067          13,917         38,127
      U.S. Land well-servicing                          14,539          16,187          14,320          13,185         58,231
      U.S. Offshore                                      1,961           1,150           3,891          12,092         19,094
      International                                     29,902          27,690          27,206          28,843        113,641
                                                     ------------------------------------------------------------------------
        Subtotal contract drilling                     100,728          81,514          87,214          92,443        361,899

Manufacturing and logistics(4)                          13,709          13,000           8,282           7,713         42,704
Other(8)                                                (9,699)         (9,010)        (11,276)         (9,205)       (39,190)
                                                     ------------------------------------------------------------------------
   Total                                               104,738          85,504          84,220          90,951        365,413
Depreciation and amortization                          (43,681)        (47,984)        (52,084)        (51,616)      (195,365)
                                                     ------------------------------------------------------------------------

Income derived from operating activities(9)             61,057          37,520          32,136          39,335        170,048

Interest expense                                       (14,615)        (14,418)        (17,772)        (20,263)       (67,068)
Interest income                                          9,251           8,142           8,145           8,548         34,086
Other income (expense), net                                497           2,649            (994)          1,556          3,708
                                                     ------------------------------------------------------------------------
Income before income taxes                           $  56,190       $  33,893       $  21,515       $  29,176    $   140,774
                                                     ========================================================================

Rig Years:
  U.S. Land drilling(3)                                  119.0           115.2           112.0           103.2          112.3
  Canada                                                  27.0            11.4            23.4            29.6           22.9
  U.S. Offshore                                           14.9            14.5            14.5            14.0           14.5
  International                                           52.3            53.5            54.6            59.9           55.1
                                                     ------------------------------------------------------------------------
    Total rig years                                      213.2           194.6           204.5           206.7          204.8
                                                     ========================================================================

Rig Hours:
  Canada well-servicing                                   -          30,528          62,553          71,704        164,785
  U.S. Land well-servicing                          242,279         262,326         259,688         250,364      1,014,657
                                                  ------------------------------------------------------------------------
    Total rig hours                                 242,279         292,854         322,241         322,068      1,179,442
                                                  ========================================================================


                                                                                      2001
                                                  ------------------------------------------------------------------------
                                                      1Q             2Q               3Q             4Q         FULL YEAR
                                                  ------------------------------------------------------------------------
Operating revenues and Earnings from
  unconsolidated affiliates:
    Contract drilling(1)(2):
      U.S. Land drilling(3)                       $ 273,477       $ 336,205       $ 340,491       $ 196,290    $ 1,146,463
      Canada                                         30,250          15,845          17,518          22,697         86,310
      U.S. Land well-servicing                       83,041          90,389          92,183          80,172        345,785
      U.S. Offshore                                  58,789          69,323          57,791          40,175        226,078
      International                                  57,677          60,925          78,786          85,016        282,404
                                                  ------------------------------------------------------------------------
        Subtotal contract drilling                  503,234         572,687         586,769         424,350      2,087,040

Manufacturing and logistics(4)(5)                    64,772          74,166          70,536          49,824        259,298
Other(6)                                            (26,839)        (35,373)        (34,888)        (21,168)      (118,268)
                                                  ------------------------------------------------------------------------
   Total                                          $ 541,167       $ 611,480       $ 622,417       $ 453,006    $ 2,228,070
                                                  ========================================================================

Cash flow derived from operating activities(7):
    Contract drilling(1):
      U.S. Land drilling(3)                       $  90,349       $ 126,275       $ 139,534        $ 53,602    $   409,760
      Canada                                         13,453           5,981           7,675          10,355         37,464
      U.S. Land well-servicing                       18,257          22,918          21,913          19,314         82,402
      U.S. Offshore                                  11,743          18,240          12,007          13,117         55,107
      International                                  19,375          19,696          24,371          26,153         89,595
                                                  ------------------------------------------------------------------------
        Subtotal contract drilling                  153,177         193,110         205,500         122,541        674,328

Manufacturing and logistics(4)                       27,127          32,249          29,773          16,621        105,770
Other(8)                                            (12,545)        (13,727)        (15,375)        (12,844)       (54,491)
                                                  ------------------------------------------------------------------------
   Total                                            167,759         211,632         219,898         126,318        725,607
Depreciation and amortization                       (43,730)        (50,746)        (54,413)        (41,007)      (189,896)
                                                  ------------------------------------------------------------------------

Income derived from operating activities(9)         124,029         160,886         165,485          85,311        535,711

Interest expense                                    (12,464)        (14,513)        (15,395)        (18,350)       (60,722)
Interest income                                      13,260          15,676          13,636          11,401         53,973
Other income (expense), net                           9,268           3,056           5,400          10,926         28,650
                                                  ------------------------------------------------------------------------
Income before income taxes                        $ 134,093       $ 165,105       $ 169,126        $ 89,288    $   557,612
                                                  ========================================================================

Rig Years:
  U.S. Land drilling(3)                               231.7           253.0           241.6           156.6          220.6
  Canada                                               29.1            14.9            17.9            19.7           20.4
  U.S. Offshore                                        31.4            34.1            28.8            21.1           28.8
  International                                        52.9            51.6            57.7            55.7           54.5
                                                  ------------------------------------------------------------------------
    Total rig years                                   345.1           353.6           346.0           253.1          324.3
                                                  ========================================================================

Rig Hours:
  Canada well-servicing                                   -               -               -               -              -
  U.S. Land well-servicing                          303,415         307,689         296,673         262,327      1,170,104
                                                  ------------------------------------------------------------------------
    Total rig hours                                 303,415         307,689         296,673         262,327      1,170,104
                                                  ========================================================================

(1) This segment includes our drilling, workover and well-servicing operations, on land and offshore.

(2) Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $1.1 million, $1.0 million, $.9 million and $.8 million, and $3.9 million for each of the three month periods ended March 31, June 30, September 30 and December 31, and the twelve month period ended December 31, 2002, respectively. Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $2.1 million, $1.9 million, $2.3 million and $2.8 million, and $9.0 million for each of the three month periods ended March 31, June 30, September 30 and December 31, and the twelve month period ended December 31, 2001, respectively.

(3) U.S. Land drilling is comprised of our Alaska and U.S. Lower 48 drilling operations.

(4) This segment includes our marine transportation and supply services, top drive manufacturing, rig instrumentation and software, and construction and logistics operations.

(5) Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $4.5 million, $3.4 million, $1.0 million and $2.0 million, and $10.9 million for each of the three month periods ended March 31, June 30, September 30 and December 31, and the twelve month period ended December 31, 2002, respectively. Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $5.9 million, $5.8 million, $3.8 million and $1.7 million, and $17.3 million for each of the three month periods ended March 31, June 30, September 30 and December 31, and the twelve month period ended December 31, 2001, respectively.

(6)  Includes the elimination of inter-segment transactions.

(7) Cash flow derived from operating activities is computed by: subtracting direct costs and general and administrative expenses from Operating revenues and then adding Earnings from unconsolidated affiliates. Such amounts should not be used as a substitute to those amounts reported under accounting principles generally accepted in the United States of America. However, management does evaluate the performance of its business units based on cash flow derived from operating activities because it believes that this financial measure is an accurate reflection of the ongoing profitability of our business units. A reconciliation of this non-GAAP measure to Income before income taxes is provided herein.

(8) Includes the elimination of inter-segment transactions and unallocated corporate expenses.

(9) Income derived from operating activities is computed by: subtracting direct costs, general and administrative expenses, and depreciation and amortization expense from Operating revenues and then adding Earnings from unconsolidated affiliates. Such amounts should not be used as a substitute to those amounts reported under accounting principles generally accepted in the United States of America. However, management does evaluate the performance of its business units and the consolidated company based on income derived from operating activities because it believes that this financial measure is an accurate reflection of the ongoing profitability of our company. A reconciliation of this non-GAAP measure to Income before income taxes is provided herein.